Taxation	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Taxation
Taxation
The Company's Irish operations, including the parent company XL-Ireland, are subject to income and capital gains tax in Ireland under applicable Irish law.
The Company’s Bermuda subsidiaries are not subject to any income, withholding or capital gains taxes under current Bermuda law. In the event that there is a change such that these taxes are imposed, the Bermuda subsidiaries would be exempted from any such tax until March 2035 pursuant to the Bermuda Exempted Undertakings Tax Protection Act 1966, and the Exempted Undertakings Tax Protection Amendment Act 2011.
The Company’s U.S. subsidiaries are subject to federal, state and local corporate income taxes and other taxes applicable to U.S. corporations. The provision for federal income taxes has been determined under the principles of the consolidated tax provisions of the IRS Code and Regulations thereunder.
The Company has operations in subsidiary and branch form in various other jurisdictions around the world, including but not limited to the U.K., Switzerland, Ireland, Germany, France, Canada, Brazil and various other countries in Latin America and Asia that are subject to relevant taxes in those jurisdictions.
Deferred income taxes have not been accrued with respect to certain undistributed earnings of subsidiaries located outside of Ireland. If the earnings were to be distributed, as dividends or otherwise, such amounts may be subject to withholding taxation in the jurisdiction of the paying entity. The Company does not assert that all earnings arising in the U.S. will be permanently reinvested in that jurisdiction and, accordingly, a provision for withholding taxes arising in respect of current period U.S. earnings has been made. No withholding taxes are accrued with respect to the earnings of the Company’s subsidiaries arising outside the U.S., as it is the intention that all such earnings, which would be subject to withholding tax, will remain reinvested indefinitely.
The Company’s current corporate structure is such that distribution of earnings from subsidiaries located outside of the U.S. would not be subject to significant incremental taxation. It is not practicable to estimate the amount of additional withholding taxes that might be payable on such earnings due to a variety of factors, including the timing, extent and nature of any repatriation.
The following table details the years that are the subject of open examinations, by major tax jurisdiction. While the Company cannot estimate with certainty the outcome of these examinations, the Company does not believe that adjustments from open tax years will result in a significant change to the Company's results from operations.

Jurisdiction	Tax Years
U.S.	2013
Ireland	2006 - 2009
Germany	2010 - 2013
France	2013 - 2014
The following table details open tax years that are open to assessment by local tax authorities, in the following major tax jurisdictions.

Jurisdiction	Tax Years
U.S.	2012 - 2015
Ireland	2006 - 2015
U.K.	2013 - 2015
Germany	2010 - 2015
Switzerland	2011 - 2015
France	2013 - 2015

The Company’s income (loss) before income tax and non-controlling interests was distributed between U.S. and non-U.S. for the years ended December 31, 2015, 2014 and 2013 as follows:

Income (loss) before income tax: (U.S. dollars in thousands)	2015	2014	2013
U.S.	$(5,931)	$228,708	$188,503
Non U.S.	1,300,109	137,027	1,025,649
Total	$1,294,178	$365,735	$1,214,152

The income tax provisions for the years ended December 31, 2015, 2014 and 2013 were as follows:

(U.S. dollars in thousands)	2015	2014	2013
Current expense (benefit):
U.S.	$(22,698)	$45,598	$49,566
Non U.S.	67,784	81,371	41,921
Total current expense (benefit)	$45,086	$126,969	$91,487
Deferred expense (benefit):
U.S.	$(63,491)	$8,572	$700
Non U.S.	(756)	(38,644)	(14,682)
Total deferred expense (benefit)	$(64,247)	$(30,072)	$(13,982)
Total tax expense (benefit)	$(19,161)	$96,897	$77,505

The applicable statutory tax rates of the most significant jurisdictions contributing to the overall taxation of the Company are:

Jurisdiction	Applicable Statutory Taxation Rates
Ireland (1)	12.50%
Ireland (1)	25.00%
Bermuda	—%
U.S.	35.00%
U.K.	20.25%
Switzerland (2)	7.83%
Switzerland (2)	21.20%
Germany	15.00%
France	38.00%
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(1)	The different applicable statutory taxation rates in Ireland relate to entities classified as trading or non-trading companies.

(2)	The different applicable statutory taxation rates in Switzerland relate to entities classified as trading or holding companies.
The weighted average expected tax provision has been calculated using the pre-tax accounting income (loss) in each jurisdiction multiplied by that jurisdiction’s applicable statutory tax rate. A reconciliation of the difference between the provision for income taxes and the expected tax provision at the weighted average tax rate for the years ended December 31, 2015, 2014 and 2013 is provided below:

(U.S. dollars in thousands)	2015	2014	2013
Expected tax (benefit) provision at weighted average rate	$(50,797)	$132,775	$43,092
Permanent differences:
Non-taxable (income) loss	(23,036)	(19,870)	(50,745)
Revision to prior year estimates	7,402	2,016	8,551
State, local and foreign taxes	27,499	47,078	12,225
Valuation allowance	9,517	(181)	5,754
Net allocated investment income	(405)	3,399	5,949
Stock options	(433)	411	1,501
Non-deductible expenses	42,839	22,556	23,662
Other investment related adjustments	2,075	(2,916)	—
Adjustments related to GreyCastle Life Retro Arrangements	(35,045)	(99,535)	—
Change in tax rates	(11,877)	3,974	(2,484)
Uncertain tax positions	13,100	7,190	30,000
Total tax expense (benefit)	$(19,161)	$96,897	$77,505

Significant components of the Company’s deferred tax assets and liabilities at December 31, 2015 and 2014 were as follows:

(U.S. dollars in thousands)	2015	2014
Deferred tax asset:
Net unpaid loss reserve discount	$111,584	$90,262
Net unearned premiums	80,434	72,752
Compensation liabilities	94,013	77,578
Net operating losses	181,295	49,834
Investment adjustments	14,399	13,022
Pension	10,370	8,114
Bad debt reserve	7,425	6,626
Amortizable goodwill	5,396	6,694
Net unrealized depreciation on investments	5,051	1,484
Stock options	16,192	11,985
Depreciation	13,299	7,599
Net realized capital losses	98,756	97,189
Deferred intercompany capital losses	26,164	57,427
Untaxed Lloyd's result	3,769	7,254
Deferred acquisition costs	31,133	11,386
Currency translation adjustments	6,280	—
Other	24,977	2,282
Deferred tax asset, gross of valuation allowance	$730,537	$521,488
Valuation allowance	276,301	207,062
Deferred tax asset, net of valuation allowance	$454,236	$314,426

(U.S. dollars in thousands)	2015	2014
Deferred tax liability:
Net unrealized appreciation on investments	$51,010	$63,642
Unremitted earnings	$3,739	$5,125
Deferred acquisition costs	8,308	2,737
Currency translation adjustments	1,210	3,969
Regulatory reserves	64,352	65,965
Investment adjustment	6,373	12,061
Untaxed Lloyd’s result	—	11,422
Depreciation	11,500	—
Syndicate capacity	92,756	—
Intangible asset	40,126	—
Other	13,202	11,260
Deferred tax liability	$292,576	$176,181
Net Deferred Tax Asset	$161,660	$138,245

The deferred tax asset and liability balances presented above represent the gross deferred tax asset and liability balances across each tax jurisdiction. The deferred tax asset balances of $282.3 million and $204.5 million at December 31, 2015 and 2014, respectively, and deferred tax liability balances of $120.7 million and $66.2 million at December 31, 2015 and 2014, respectively, disclosed on the consolidated balance sheets include netting of certain deferred tax assets and liabilities within a tax jurisdiction to the extent such netting is consistent with the regulations of the tax authorities in those jurisdictions.
At December 31, 2015 and 2014, the valuation allowance of $276.3 million and $207.1 million, respectively, related primarily to net operating loss and realized capital loss carryforwards in the following jurisdictions:

Jurisdiction (U.S. dollars in thousands)	2015	2014
Switzerland	$7,818	$1,459
Ireland	93,396	72,363
U.S.	106,624	123,695
U.K.	46,732	1,632
Other	21,731	7,913
Valuation Allowance Total	$276,301	$207,062

The increase in the valuation allowance in 2015 of $69.2 million was primarily due to the inclusion of valuation allowances on the acquired business, the establishment of a valuation allowance on a U.K. subsidiary, and the increase of the existing valuation allowances as a result of the current year losses in the U.K. and Ireland primarily due to acquisition related expenses, partially offset by a reduction of a portion of the valuation allowance held against capital loss carry-forwards in the U.S, that expired in 2015.
At December 31, 2015, the Company had U.S. net operating loss carryforwards of $108.0 million ($37.8 million tax effected) which were primarily generated during 2015. Of this amount, approximately $48.3 million are subject to restrictions on timing and utilization under §382 of the IRS Code. Management has reviewed historical taxable income and future taxable income projections for its U.S. group and has determined that in its judgment, all of the U.S. net operating losses will more likely than not be realized as reductions to future taxable income prior to expiration through 2034. At December 31, 2015, the Company had U.S. realized capital loss carryforwards of approximately $190.8 million ($66.8 million tax effected). The five year limitation for the utilization of realized capital losses applies to this balance. Losses of $33.8 million will expire at the end of 2016 with another $157.0 million of realized capital losses expiring in future years through 2020. A valuation allowance of $66.8 million has been established in respect of all of these realized capital losses. At December 31, 2015, the Company also had $74.8 million of U.S. capital losses arising from a prior year sale of investments to an international affiliate ($26.2 million tax effected), against which a valuation allowance of $26.2 million has been established. These losses cannot be utilized to offset any future U.S. realized capital gains, and will not begin to expire, until the underlying assets have been sold to unrelated parties.
At December 31, 2015, net operating loss carryforwards in the U.K. were approximately $290.0 million ($58.0 million tax effected) and have no expiration. At December 31, 2015, the Company also had $7.2 million of U.K. capital losses ($1.4 million tax effected), with a valuation allowance of $46.0 million on these combined losses after consideration of deferred tax liabilities.
Management has reviewed historical taxable income for the U.K. subsidiaries with carryforward losses and has determined that in its judgment, insufficient historical positive evidence exists that the U.K. loss carryforwards will be realized as reductions to future taxable income within a reasonable period, and therefore has established a valuation allowance on these loss carryforwards. Management will continue to evaluate income generated in future periods by these U.K. subsidiaries in determining the reasonableness of its position.
At December 31, 2015, net operating loss carryforwards in Switzerland were approximately $118.9 million ($9.2 million tax effected). Losses of $1.8 million and $47.0 million will expire in 2018 and 2019, respectively, with the remaining $70.1 million expiring through 2022. A valuation allowance of $7.7 million has been established in respect of the Swiss net operating losses after considering deferred tax liability offsets.
At December 31, 2015, net operating loss carryforwards in Ireland were approximately $460.0 million ($57.5 million tax effected), with a further $122.1 million ($30.5 million tax effected) of capital losses carried forward. Although these Irish losses may be carried forward indefinitely, a valuation allowance of $88.0 million has been established in respect of all of these Irish losses due to the uncertainty surrounding any future loss utilization.
Management believes it is more likely than not that the tax benefit of the remaining net deferred tax assets will be realized.
Shareholders’ equity at December 31, 2015 and 2014 reflected tax benefits of $9.2 million and $4.0 million, respectively, related to the excess of tax deductions over book compensation expense for stock awards exercised/vested by the Company's U.S. subsidiaries.
At December 31, 2015 and 2014, the Company had unrecognized tax benefits of $80.6 million and $37.2 million, respectively. If recognized, the full amount of these unrecognized tax benefits would decrease the annual effective tax rate. The Company does not currently anticipate any significant change in unrealized tax benefits during 2016.
The following table presents a reconciliation of the Company’s unrecognized tax benefits:

(U.S. dollars in thousands)	2015	2014	2013
Unrecognized tax benefits, beginning of the year	$37,190	$30,000	$—
Increases for tax positions taken during the year	20,370	12,182	9,591
Increases for tax positions taken in prior years (1)	38,650	15,304	20,409
Decreases for tax positions taken in prior years	(4,850)	(20,296)	—
Decreases for lapse of the applicable statute of limitations	(10,770)	—	—
Unrecognized tax benefits, end of year	$80,590	$37,190	$30,000

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(1)
Included in this amount is approximately $30.3 million of unrecognized tax benefits related to the Catlin Acquisition that existed as of the Acquisition Date. Of this amount, $4.8 million had been specifically identified as an unrecognized tax benefit, and the remaining $25.5 million was included in deferred tax liability. In conjunction with the Catlin Acquisition, management determined that this amount should be reclassified as an unrecognized tax benefit.

The Company’s policy is to recognize any interest and penalties related to unrecognized tax benefits as a component of tax expense. At December 31, 2015 and 2014, the Company had accrued interest and penalties of $0.4 million.